Exhibit (d)(3)(A)(i)

AMENDED SCHEDULE A

to the

EXPENSE LIMITATION AGREEMENT VOYA FUNDS (CLASS-LEVEL EXPENSES)

OPERATING EXPENSE LIMIT

__________________

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA INTERMEDIATE BOND PORTFOLIO

Maximum Operating Expense Limit
		Termination	(as a percentage of average net assets)
Name of Fund	Effective Date			Share Classes
Date
			Adviser	I	S	S2

Voya	May 1, 2026	May 1, 2027	1.03%	0.53%	0.78%	0.93%
Intermediate

Bond Portfolio
		FYE: DECEMBER 31
		__________________
		REGISTRANT: VOYA INVESTORS TRUST

				Maximum Operating Expense Limit
		Termination		(as a percentage of average net assets)
Name of Fund	Effective Date				Share Classes
		Date
			Adviser	Institutional	R6	Service	Service 2

Voya Large	May 1, 2026	May 1, 2027	1.17%	0.67%	0.67%	0.92%	1.07%
Cap Growth

Portfolio
VY® Columbia	May 1, 2026	May 1, 2028	1.34%	0.74%	N/A	0.99%	1.14%
Real Estate

Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.79%	1.19%	N/A	1.44%	1.59%
Emerging

Markets Equity
Portfolio

h

			Maximum Operating Expense Limit
Name of	Effective Date	Termination	(as a percentage of average net assets)
				Share Classes
Fund1		Date

			ADV	I
				0.68%
Voya	January 1,	May 1, 2027	1.07%
Retirement	2026
Aggressive
Portfolio
(formerly,
Voya
Retirement
Growth
Portfolio)				0.67%
Voya	May 1, 2026	May 1, 2027	0.92%
Retirement
Conservative
Portfolio				0.66%
Voya	January 1,	May 1, 2027	1.00%
Retirement	2026
Moderate
Portfolio				0.65%
Voya	January 1,	May 1, 2027	1.04%
Retirement	2026
Moderately
Aggressive
Portfolio
(formerly,
Voya
Retirement
Moderate
Growth
Portfolio)

1The operating expense limits set out above apply at the Fund Level and include expenses of the underlying investment companies in which the Portfolios invest.

Name of Fund2		Maximum Operating Expense Limit
		(as a percentage of average net assets)

		Share Classes
	A	I	R	R3
Voya Balanced Income Fund
(formerly, Voya Balanced Income Portfolio)	0.82%	0.57%	1.07%	0.82%
Term Expires May 1, 2028

Voya Inflation Protected Bond Plus Fund (formerly¸
Voya Inflation Protected Bond Plus Portfolio)	0.70%	0.45%	0.95%	N/A
Term Expires May 1, 2028

Effective Date:	July 17, 2026, to change the share classes and expense limits for Voya
Inflation Protected Bond Plus Fund (formerly¸ Voya Inflation Protected
Bond Plus Portfolio) and July 24, 2026, to change the share classes and expense limits for Voya Balanced Income Fund (formerly, Voya
Balanced Income Portfolio).

2This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.

hx

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA PARTNERS, INC.

			Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination Date	(as a percentage of average net assets)

					Share Classes

			Adviser	Initial	R6	Service	Service 2

Voya Global Bond	May 1, 2026	May 1, 2027	1.17%	0.67%	N/A	0.92%	N/A

Portfolio
Voya International	May 1, 2026	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%

High Dividend Low
Volatility Portfolio
VY® American	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%
Century Small-Mid
Cap Value Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.20%	0.70%	N/A	0.95%	N/A
Contrarian
Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%
Small Cap Value
and Inflection
Portfolio
VY® Invesco	May 1, 2026	May 1, 2027	1.22%	0.72%	N/A	0.97%	N/A
Comstock Portfolio

VY® Invesco	May 1, 2026	May 1, 2027	1.14%	0.64%	N/A	0.89%	1.04%
Equity and Income
Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%
Mid Cap Value
Portfolio
VY® T. Rowe Price	May 1, 2026	May 1, 2027	1.30%	0.80%	0.80%	1.05%	1.20%
Diversified Mid
Cap Growth
Portfolio
				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya Index	May 1, 2026	May 1, 2027	0.56%	0.06%	N/A	0.31%	0.46%	0.00%

Solution
2030
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.55%	0.05%	N/A	0.30%	0.45%	0.00%

Solution
2035
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.58%	0.08%	N/A	0.33%	0.48%	0.00%

Solution
2040
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.56%	0.06%	N/A	0.31%	0.46%	0.00%

Solution
2045
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.59%	0.09%	N/A	0.34%	0.49%	0.00%

Solution
2050
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.59%	0.09%	N/A	0.34%	0.49%	0.00%

Solution
2055
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.57%	0.07%	N/A	0.32%	0.47%	0.00%

Solution
2060
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.58%	0.08%	N/A	0.33%	0.48%	0.00%

Solution
2065
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.58%	0.08%	N/A	0.33%	0.48%	0.00%

Solution
2070
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.54%	0.04%	N/A	0.29%	0.44%	0.00%

Solution
Income
Portfolio
				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya	May 1,	May 1, 2027	1.22%	0.72%	N/A	0.97%	1.12%	N/A
	2026
Solution

2030
Portfolio3
Voya	May 1,	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A
	2026
Solution

2035
Portfolio3
Voya	May 1,	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A
	2026
Solution

2040
Portfolio3
Voya	May 1,	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%	N/A
	2026
Solution

2045
Portfolio3
Voya	May 1,	May 1, 2027	1.26%	0.76%	N/A	1.01%	1.16%	N/A
	2026
Solution

2050
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2055
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2060
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2065
Portfolio3
Voya	May 1,	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A
	2026
Solution

2070
Portfolio3

3The maximum operating expense limit includes acquired fund fees and expenses.

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya	May 1,	May 1, 2028	1.27%	0.77%	0.77%	1.02%	1.17%	N/A
	2026
Solution

Aggressive
Portfolio3
Voya	May 1,	May 1, 2027	1.25%	0.75%	0.75%	1.00%	1.15%	N/A
	2026
Solution

Balanced
Portfolio3
Voya	May 1,	May 1, 2027	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
	2026
Solution

Conservative
Portfolio3
Voya	May 1,	May 1, 2027	1.18%	0.68%	N/A	0.93%	1.08%	N/A
	2026
Solution

Income
Portfolio3

					Maximum Operating Expense Limit
					(as a percentage of average net assets)

						Share Classes
	Name of Fund*
					A	I	R	R3

	Voya Global Insights Fund				1.05%	0.80%	1.30%	1.05%
	(formerly, Voya Global Insights Fund)
	Initial Term Expires May 1, 2028
Effective Date:	July 17, 2026, to change the share classes of Voya Global Insights Fund (formerly, Voya
	Global Insights Portfolio) and remove VY® Baron Growth Portfolio.

x

			FYE: DECEMBER 31
			__________________
		REGISTRANT: VOYA VARIABLE FUNDS
				Maximum Operating Expense Limit

Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date

			Adviser	I	S	S2

Voya	May 1,	May 1, 2027	1.27%	0.67%	0.92%	1.07%
Growth and	2026
Income
Portfolio

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PORTFOLIOS, INC.

				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya Global	May 1, 2026	May 1, 2027	1.10%	0.60%	N/A	0.85%	1.00%
High Dividend
Low Volatility
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	1.05%	0.55%	N/A	0.80%	N/A
LargeCap
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
MidCap Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
SmallCap
Portfolio
Voya	May 1, 2026	May 1, 2027	0.95%	0.45%	N/A	0.70%	0.85%
International
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap
Growth Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Large Cap Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap Value
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2028	0.90%	0.40%	N/A	0.65%	0.80%
Mid Cap Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	0.83%
Small Cap Index
Portfolio
Voya Small	May 1, 2026	May 1, 2027	1.36%	0.86%	0.86%	1.11%	N/A
Company
Portfolio
Voya U.S. Bond	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Index Portfolio

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PRODUCTS TRUST

				Maximum Operating Expense Limit
Name of Fund	Effective Date	Termination		(as a percentage of average net assets)

		Date			Share Classes

			Adviser	I	R6	S	S2

Voya MidCap	May 1, 2026	May 1, 2027	1.32%	0.82%	0.82%	1.07%	1.22%
Opportunities
Portfolio
Voya SmallCap	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%
Opportunities
Portfolio